united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/23

Item 1. Reports to Stockholders.

STERLING CAPITAL FOCUS EQUITY ETF
LCG

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
DEIF

Annual Report
May 31, 2023

1-888-637-7798
www.sterlingcapital.com/etf

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors LLC
Member FINRA

Sterling Capital Focus Equity ETF
Shareholder Letter (Unaudited)
May 31, 2023

Investment Strategy

The Sterling Capital Focus Equity ETF (the “Fund”) seeks to outperform the Russell 1000® Growth Index with a concentrated portfolio consisting of 15 to 30 stocks. We use a bottom-up fundamental investment process to select stocks in companies that fit within our “Four M” (4M) framework.

More specifically, we seek equity investment opportunities with the following fundamental attributes:

1.	Markets that are large and/or growing, and that provide companies with visible reinvestment opportunities;

2.	Business Models that support our investment pillars, which include growth, profitability, and financial health attributes;

3.	Management teams who generate results, and have ownership incentives aligned with our own, whether as a founder or significant stockholder; and

4.	Tangible business Momentum that validates our investment thesis.

Period Performance

The Fund returned 14.97% in fiscal year 2023, which consisted of the period from June 1, 2022 through May 31, 2023. This performance compared to a 9.55% return for the Russell 1000® Growth Index over the same period.

The Fund’s main source of outperformance relative to its index during the period was stock selection, primarily in the Industrials sector.

Companies like CoStar, Old Dominion, Casella Waste Systems, and Heico combined to provide 580bps of outperformance against the benchmark over the fiscal year and helped the portfolio outpace its benchmark.

The only sector that was a detractor to the portfolio was Consumer Discretionary, which houses the Fund’s Amazon holding. However, the Consumer Discretionary sector underperformed in the overall benchmark during the period and Consumer Discretionary exposure contributed a positive 53bps of sector variance.

From an individual holdings perspective, the Fund top contributors for the fiscal year were CoStar, Shopify, and Idexx Laboratories. The bottom contributors for the fiscal year were Twilio, Unity Software, and Amazon.

Investment Changes

During the 12 months ended May 31, 2023, the Fund only sold one position (Twilio).

The Fund exited the position for three reasons. Firstly, Twilio’s pre-profit consumption driven revenue model was becoming increasingly difficult to pivot towards profitability with capital markets tightening and demand attrition lowering growth rates. Secondly, Twilio was increasingly leaning on diversification through M&A, as opposed to organic led initiatives, which was creating tech integration and talent

Sterling Capital Focus Equity ETF
Shareholder Letter (Unaudited) (Continued)
May 31, 2023

retention risks. Lastly, the portfolio management team believed other investment candidates within the Fund were more attractive and that we had more confidence in the thesis and valuation opportunity.

Manager Discussion

Over the past fiscal year, the market has been volatile as inflation, Fed rate hikes, and recessionary fears gripped the market and then subsequently eased allowing for the market to recover. The volatility has mostly been the result of anticipated economic weakness as a result of the aggressive fed rate hike cycle, which consensus expects to now plateau this summer.

Looking forward, on the bull side, markets are excited about disinflation gaining more traction as well as the potential Fed rate hike pause and potential cuts. This leads to a more soft-landing scenario as unemployment has remained low over this fiscal year. Additionally, the rise of AI, and the potential secular growth story it represents, has boosted the indexes with companies like NVIDIA rising YTD and helping the indexes recover. But there’s been weak breadth to the rally where only a few large cap companies like Meta Platforms, NVIDIA, and Tesla have participated while the rest of the constituents have lagged.

On the bear side, market participants fear that the Fed rate will remain elevated and not be cut in the back half of this year but instead stay at current levels. Additionally, there is fear surrounding the lagged and unknown effects of such an aggressive Fed rate hike cycle over the past year and recession signaling from an inverted yield curve. Lastly, tightening lending standards, geopolitical tensions in Europe, and an underwhelming China recovery are giving investors pause for concern.

As the Fund takes all this into account, the investment team feels confident the portfolio is well balanced to handle either scenario of a soft-landing or economic contraction. By focusing on quality companies with deep competitive advantages and strong management teams, we feel confident that the Fund is purpose-built to navigate a variety of macro environments and outperform over the long term. This volatility may persist in the short term, but over the long-term quality wins and leaning on our framework helps guide us through a macro environment with limited visibility.

Thanks for your trust and investment in the Focus Equity ETF.

Focus Equity Team:

Portfolio Manager Colin R. Ducharme, CFA®

Specific securities identified and described do not represent all of the securities purchased, sold or recommended to clients. There are no assurances that securities identified will be profitable investments. The securities described are neither a recommendation nor a solicitation. Security information is being obtained from resources the firm believes to be accurate, but no warrant is made as to the accuracy or completeness of the information.

An index is an unmanaged group of stocks considered to be representative of different segments of the stock market in general. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons and are not meant to represent the Fund. It should be noted that there will be differences in the composition of the portfolio when compared to the benchmarks listed. Those differences will need to be considered when comparing the results.

The Russell 1000® Growth Index measures the performance of the large-cap growth and mid-cap growth segments of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Chartered Financial Analyst® (CFA) charter is a graduate- level investment credential awarded by the CFA Institute — the largest global association of investment professionals. To earn the CFA charter, candidates must: 1) pass three sequential, six-hour

Sterling Capital Focus Equity ETF
Shareholder Letter (Unaudited) (Continued)
May 31, 2023

examinations; 2) have at least four years of qualified professional investment experience; 3) join CFA Institute as members; and 4) commit to abide by, and annually reaffirm, their adherence to the CFA Institute Code of Ethics and Standards of Professional Conduct.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Sterling Capital Focus Equity ETF (LCG). This and other important information about the Fund is contained in the prospectus, which can be obtained at www.sterlingcapital.com/ETF or by calling 888- 637-7798. The prospectus should be read carefully before investing. The Sterling Capital Focus Equity ETF (LCG) is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Sterling Capital Management is not affiliated with Northern Lights Distributors, LLC.

The opinions contained in the preceding presentation reflect those of Sterling Capital Management LLC, and not those of Truist Financial Corporation or its executives. The stated opinions are for general information only and are educational in nature. These opinions are not meant to be predictions or an offer of individual or personalized investment advice. They are not intended as an offer or solicitation with respect to the purchase or sale of any security. This information and these opinions are subject to change without notice. All opinions and information herein have been obtained or derived from sources believed to be reliable. Any type of investing involves risk and there are no guarantees. Sterling Capital Management LLC does not assume liability for any loss which may result from the reliance by any person upon such information or opinions.

Sterling Capital Management LLC, a separate subsidiary of Truist Financial Corporation, serves as investment adviser to the Sterling Capital Focus Equity ETF and is paid a fee for its services. Shares of the Sterling Capital Focus Equity ETF are not deposits or obligations of, or guaranteed or endorsed by, Truist Bank or its affiliates. The Sterling Capital Focus Equity ETF is not insured by the FDIC or any other government agency. The Sterling Capital Focus Equity ETF is distributed Northern Lights Distributors, LLC, member FINRA/SIPC, which is not affiliated with Truist Bank or its affiliates.

Important Risk Information

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor’s shares, when redeemed, may be worth more or less than their original cost.

ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. ETFs are subject to issuer risks and other risks specific to the Fund. As a non-diversified fund, the Fund may invest more than 5% of total assets in the securities of one or more issuers. A concentrated portfolio may add a measure of volatility to performance, as a major fluctuation in any one holding will likely affect the fund more than a fund with greater diversification.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

3147-NLD-06/12/2023

Sterling Capital Diverse Multi-Manager Active ETF
Shareholder Letter (Unaudited)
May 31, 2023

Investment Strategy

The Sterling Capital Diverse Multi-Manager Active ETF (the “Fund”) seeks long-term capital appreciation through strategies managed by sub-advisers that are majority diverse-owned (i.e., greater than 50% owned and/or controlled by persons of designated diverse backgrounds, including women, racial minorities, LGBTQ+ individuals, veterans, and disabled individuals). The Fund seeks to achieve its objective by investing in U.S. large-cap and mid-cap strategies.

Investment Philosophy

The Fund:

●	Uses a proprietary quantitative-based asset allocation approach, which tests historical data to identify variables that have been predictive of asset class returns, is utilized to avoid emotional and cognitive biases that tend to lead to poor investment decisions.

●	Employs a comprehensive investment manager due diligence process to identify strategies that possess characteristics that have historically been associated with long-term relative performance consistency.

●	Seeks to combine complementary strategies in order to enhance the portfolio’s risk and return profile.

Sub-Advisers to the Fund

●	Boston Common Asset Management LLC: Large-Cap Value Allocation

●	GQG Partners LLC: Large-Cap Growth Allocation

●	EARNEST Partners LLC: Mid-Cap Core Allocation

Period Performance

The Fund returned -6.76% in fiscal year 2023, which is comprised of the period from June 1, 2022 through May 31, 2023. This performance is compared to a 2.45% return for the Russell 1000® Index over the same time period.

Growth segments of the benchmark index, as defined by the Russell 1000® Growth Index (+9.55%), outperformed value segments, as defined by the Russell 1000® Value Index (- 4.55%), by a wide margin during the period. However, the vast majority of this outperformance took place in the calendar year-to-date 2023 period. Moderating inflation, the Fed inching closer to a rate hike pause, a deposit stability-driven regional banking crisis, and artificial intelligence euphoria all played a role in the extensive rebound that growth experienced after substantially underperforming value in calendar year 2022. Further, a relatively narrow subset of the growth market (e.g., Apple +19.71%, Microsoft +21.77%, NVIDIA +102.71%) accounted for a meaningful portion of the outperformance during the fiscal year.

Despite the Russell 1000 Index producing a gain during the fiscal year, just four of the 11 GICS sectors generated positive returns. Information technology was by far the top performing sector during the fiscal year, followed by communication services and industrials. Conversely, real estate, materials, and utilities underperformed.

The Fund began the fiscal year with a slight value bias but ended the period with a marginal growth tilt as growth exposure was gradually increased during the March 2023 – May 2023 period. Despite an increase in growth exposure during the final three months of the fiscal year, the Fund suffered material underperformance during this period which ultimately accounted for majority of the underperformance during the entire fiscal year. In particular, underweight exposure to mega cap information technology companies such as Apple, Microsoft, and NVIDIA made a significant negative impact on relative performance during the March 2023 – May 2023 time frame.

Stock selection and sector allocation each had a negative impact on relative performance during the fiscal year. An underweight to information technology, as well as stock selection in the sector, accounted for a material portion of the underperformance. An overweight to energy and stock selection in financials and materials also detracted. In addition to the aforementioned mega cap information technology company underweights, positions in Advanced Micro Devices and Newmont Corporation were also among the top detractors. Stock selection in consumer discretionary and an overweight to industrials made a positive impact on relative performance. Top contributors during the period included Eli Lilly and Merck.

Specific securities identified and described do not represent all of the securities purchased, sold or recommended to clients. There are no assurances that securities identified will be profitable investments. The securities described are neither a recommendation nor a solicitation. Security information is being obtained from resources the firm believes to be accurate, but no warrant is made as to the accuracy or completeness of the information.

Sterling Capital Diverse Multi-Manager Active ETF
Shareholder Letter (Unaudited) (Continued)
May 31, 2023

An index is an unmanaged group of stocks considered to be representative of different segments of the stock market in general. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons and are not meant to represent the Fund. It should be noted that there will be differences in the composition of the portfolio when compared to the benchmarks listed. Those differences will need to be considered when comparing the results.

The Russell 1000® Growth Index measures the performance of the large-cap growth and mid- cap growth segments of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Value Index measures the performance of the large-cap value and mid-cap value segments of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Sterling Capital Diverse Multi-Manager Active ETF (DEIF). This and other important information about the Fund is contained in the prospectus, which can be obtained at www.sterlingcapital.com/ETF or by calling 888- 637-7798. The prospectus should be read carefully before investing. The Sterling Capital Diverse Multi-Manager Active ETF (DEIF) is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Sterling Capital Management is not affiliated with Northern Lights Distributors, LLC.

The opinions contained in the preceding presentation reflect those of Sterling Capital Management LLC, and not those of Truist Financial Corporation or its executives. The stated opinions are for general information only and are educational in nature. These opinions are not meant to be predictions or an offer of individual or personalized investment advice. They are not intended as an offer or solicitation with respect to the purchase or sale of any security. This information and these opinions are subject to change without notice. All opinions and information herein have been obtained or derived from sources believed to be reliable. Any type of investing involves risk and there are no guarantees that these methods will be successful. Sterling Capital Management LLC does not assume liability for any loss which may result from the reliance by any person upon such information or opinions.

Sterling Capital Management LLC, a separate subsidiary of Truist Financial Corporation, serves as investment adviser to the Sterling Capital Diverse Multi-Manager Active ETF and is paid a fee for its services. Shares of the Sterling Capital Diverse Multi-Manager Active ETF are not deposits or obligations of, or guaranteed or endorsed by, Truist Bank or its affiliates. The Sterling Capital Diverse Multi-Manager Active ETF is not insured by the FDIC or any other government agency. The Sterling Capital Diverse Multi-Manager Active ETF is distributed Northern Lights Distributors, LLC, member FINRA/SIPC, which is not affiliated with Truist Bank or its affiliates.

Important Risk Information

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor’s shares, when redeemed, may be worth more or less than their original cost.

ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. ETFs are subject to issuer risks and other risks specific to the Fund.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

ESG Risk: An ESG investment strategy limits the types and number of investment opportunities available and, as a result, the strategy may underperform other strategies that do not have an ESG focus. An ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The earnings and prospects of mid-capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

Mid-Capitalization Companies Risk: Mid-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Quantitative Modeling Risk: The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons.

3148-NLD-06/12/2023

Sterling Capital Focus Equity ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

The Fund’s performance figures* for the periods ended May 31, 2023, compared to its benchmark:

	Average Annual
Fund/Index	1 Year	Annualized Since Inception**
Sterling Capital Focus Equity ETF	14.97%	(1.19)%
Sterling Capital Focus Equity ETF - Market Price	15.18%	(1.16)%
Russell 1000 Growth Index ***	9.55%	5.87%

Comparison of Change in Value of $10,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since November 2, 2020, market price returns are calculated using the closing price and account for distributions from the Fund. Prior to November 2, 2020, market price returns were calculated using the midpoint price and accounted for distributions from the Fund. The midpoint is the average of the bid-ask prices at 4:00 PM ET (when NAV is normally determined for most funds). The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated September 28, 2022, is 0.59%. For performance information current to the most recent month-end table, please call 1-888-637-7798. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is August 26, 2020.

***	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Portfolio Composition as of May 31, 2023

Sectors	% of Net Assets
Software	24.8%
IT Services	14.3%
Technology Services	9.7%
Professional Services	8.3%
Capital Markets	7.9%
Health Care Equipment & Supplies	5.5%
E-Commerce Discretionary	4.8%
Health Care Technology	4.7%
Internet Media & Services	4.6%
Commercial Support Services	4.2%
Other Industries	11.2%
Liabilities In Excess of Other Assets	(0.0)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Sterling Capital Diverse Multi-Manager Active ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2023

The Fund’s performance figures* for the periods ended May 31, 2023, compared to its benchmark:

	Average Annual
Fund/Index	1 Year	Annualized Since Inception**
Sterling Capital Diverse Multi-Manager Active ETF	(6.76)%	(4.43)%
Sterling Capital Diverse Multi-Manager Active ETF - Market Price	(6.68)%	(4.32)%
Russell 1000 Total Return Index ***	2.45%	(6.73)%

Comparison of Change in Value of $10,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The market price returns are calculated using the closing price and account for distributions from the Fund. The midpoint is the average of the bid-ask prices at 4:00 PM ET (when NAV is normally determined formost funds). The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated September 28, 2022, is 0.65%. For performance information current to the most recent month-end table, please call 1-888-637-7798. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is December 13, 2021.

***	The Russell 1000 Total Return Index tracks the highest-ranking 1,000 stocks in the Russell 3000 Index. You cannot invest directly in an index.

Portfolio Composition as of May 31, 2023

Sectors	% of Net Assets
Software	10.4%
Semiconductors	9.9%
Biotech & Pharma	9.4%
Health Care Facilities & Services	8.0%
Internet Media & Services	5.5%
Technology Hardware	4.0%
Medical Equipment & Devices	3.8%
Oil & Gas Producers	3.3%
Insurance	3.0%
Technology Services	3.0%
Other Industries	36.8%
Other Assets In Excess of Liabilities	2.9%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

STERLING CAPITAL FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 100.0%
	AEROSPACE & DEFENSE - 3.7%
18,190	HEICO Corporation, Class A	$2,216,452

	CAPITAL MARKETS - 7.9%
12,777	S&P Global, Inc.	4,694,653

	COMMERCIAL SUPPORT SERVICES - 4.2%
27,889	Casella Waste Systems, Inc., Class A(a)	2,514,471

	DIVERSIFIED FINANCIAL SERVICES - 4.0%
4,981	MSCI, Inc.	2,343,710

	E-COMMERCE DISCRETIONARY - 4.8%
23,493	Amazon.com, Inc.(a)	2,832,786

	HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
6,984	IDEXX Laboratories, Inc.(a)	3,245,954

	HEALTH CARE TECHNOLOGY - 4.7%
16,637	Veeva Systems, Inc., Class A(a)	2,756,751

	INTERNET MEDIA & SERVICES - 4.6%
22,207	Alphabet, Inc., Class C(a)	2,739,678

	IT SERVICES - 14.3%
9,403	Mastercard, Inc., Class A	3,432,283
27,553	Okta, Inc.(a)	2,504,568
44,055	Shopify, Inc., Class A(a)	2,519,505
		8,456,356
	PROFESSIONAL SERVICES - 8.3%
62,109	CoStar Group, Inc.(a)	4,931,455

	ROAD & RAIL - 3.5%
6,588	Old Dominion Freight Line, Inc.	2,045,179

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 100.0% (Continued)
	SOFTWARE - 24.8%
16,244	Atlassian Corp plc, CLASS A(a)	$2,936,752
5,573	HubSpot, Inc.(a)	2,886,758
8,393	Microsoft Corporation	2,756,177
4,756	ServiceNow, Inc.(a)	2,590,974
42,923	Unity Software, Inc.(a)	1,275,672
10,895	Workday, Inc., Class A(a)	2,309,631
		14,755,964
	TECHNOLOGY SERVICES - 9.7%
350,151	Adyen N.V. - ADR(a)	5,728,470

	TOTAL COMMON STOCKS (Cost $64,559,473)	59,261,879

	TOTAL INVESTMENTS - 100.0% (Cost $64,559,473)	$59,261,879
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(1,294)
	NET ASSETS - 100.0%	$59,260,585

ADR	- American Depositary Receipt

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1%
	AEROSPACE & DEFENSE - 1.7%
1,768	General Dynamics Corporation	$360,990
7,085	Hexcel Corporation	488,794
11,591	Spirit AeroSystems Holdings, Inc., Class A	308,205
4,187	Woodward, Inc.	441,352
		1,599,341
	ASSET MANAGEMENT - 1.3%
1,188	Ameriprise Financial, Inc.	354,582
5,037	Raymond James Financial, Inc.	455,093
6,766	Stifel Financial Corporation	375,987
		1,185,662
	BANKING - 0.8%
12,116	Fifth Third Bancorp	294,056
19,519	KeyCorporation	182,307
2,225	PNC Financial Services Group, Inc. (The)	257,722
		734,085
	BIOTECH & PHARMA - 9.4%
3,253	Amgen, Inc.	717,774
22,871	AstraZeneca plc - ADR	1,671,413
5,681	Eli Lilly and Company	2,439,761
11,222	Gilead Sciences, Inc.	863,421
14,704	Merck & Company, Inc.	1,623,469
11,286	Organon & Company	218,836
837	Regeneron Pharmaceuticals, Inc.(a)	615,664
1,889	Vertex Pharmaceuticals, Inc.(a)	611,224
		8,761,562
	CHEMICALS - 1.0%
2,091	Albemarle Corporation	404,672
2,737	Eastman Chemical Company	210,995
4,539	International Flavors & Fragrances, Inc.	350,819
		966,486
	COMMERCIAL SUPPORT SERVICES - 1.0%
5,003	Republic Services, Inc.	708,574
5,637	Stericycle, Inc.(a)	237,600
		946,174

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	CONSTRUCTION MATERIALS - 0.6%
5,589	Owens Corning	$594,278

	CONTAINERS & PACKAGING - 0.6%
2,090	Packaging Corp of America	259,223
7,731	Sealed Air Corporation	292,618
		551,841
	DIVERSIFIED INDUSTRIALS - 0.7%
2,414	Dover Corporation	321,858
4,120	Emerson Electric Company	320,042
		641,900
	E-COMMERCE DISCRETIONARY - 2.5%
20,176	Amazon.com, Inc.(a)	2,432,821

	ELECTRIC UTILITIES - 1.5%
6,631	Consolidated Edison, Inc.	618,672
7,349	Eversource Energy	508,771
3,705	WEC Energy Group, Inc.	323,632
		1,451,075
	ELECTRICAL EQUIPMENT - 2.5%
17,147	Carrier Global Corporation	701,312
3,751	Keysight Technologies, Inc.(a)	606,912
10,294	Sensata Technologies Holding plc	427,407
5,320	TE Connectivity Ltd.	651,594
		2,387,225
	ENTERTAINMENT CONTENT - 0.5%
5,475	Activision Blizzard, Inc.	439,095

	FOOD - 1.7%
16,619	Conagra Brands, Inc.	579,505
3,827	Hershey Company (The)	993,871
		1,573,376
	GAS & WATER UTILITIES - 0.7%
4,250	American Water Works Company, Inc.	613,913

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 8.0%
2,252	AmerisourceBergen Corporation	$383,178
6,819	Catalent, Inc.(a)	253,871
1,870	Elevance Health, Inc.	837,423
7,244	Henry Schein, Inc.(a)	535,332
3,555	Humana, Inc.	1,784,148
1,287	Laboratory Corp of America Holdings	273,526
4,165	Quest Diagnostics, Inc.	552,487
5,958	UnitedHealth Group, Inc.	2,902,976
		7,522,941
	HOME & OFFICE PRODUCTS - 0.4%
6,188	Scotts Miracle-Gro Company (The)	391,082

	HOME CONSTRUCTION - 1.0%
4,492	DR Horton, Inc.	479,925
10,204	Masco Corporation	493,058
		972,983
	HOUSEHOLD PRODUCTS - 2.1%
10,937	Colgate-Palmolive Company	813,494
8,096	Procter & Gamble Company (The)	1,153,680
		1,967,174
	INDUSTRIAL INTERMEDIATE PROD - 0.4%
1,275	Valmont Industries, Inc.	334,394

	INDUSTRIAL SUPPORT SERVICES - 0.6%
1,596	United Rentals, Inc.	532,729

	INFRASTRUCTURE REIT - 0.5%
2,041	Crown Castle, Inc.	231,062
1,125	SBA Communications Corporation, A	249,503
		480,565
	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
4,510	Houlihan Lokey, Inc.	393,768
4,510	Intercontinental Exchange, Inc.	477,835

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 1.6% (Continued)
7,777	Morgan Stanley	$635,847
		1,507,450
	INSURANCE - 3.0%
5,803	MetLife, Inc.	287,539
8,491	Progressive Corporation (The)	1,086,083
3,501	Reinsurance Group of America, Inc.	490,140
2,254	RenaissanceRe Holdings Ltd.	424,586
13,588	Unum Group	590,398
		2,878,746
	INTERNET MEDIA & SERVICES - 5.5%
21,536	Alphabet, Inc., Class C(a)	2,656,896
9,410	Meta Platforms, Inc., Class A(a)	2,491,015
		5,147,911
	LEISURE FACILITIES & SERVICES - 0.7%
3,861	Darden Restaurants, Inc.	612,046

	MACHINERY - 0.8%
809	Deere & Company	279,898
1,769	Snap-on, Inc.	440,233
		720,131
	MEDICAL EQUIPMENT & DEVICES - 3.8%
3,864	Agilent Technologies, Inc.	446,949
942	Bio-Rad Laboratories, Inc., Class A(a)	351,696
8,227	DENTSPLY SIRONA, Inc.	297,159
5,575	GE HealthCare Technologies, Inc.(a)	443,268
8,609	Hologic, Inc.(a)	679,164
2,727	Stryker Corporation	751,507
4,703	Zimmer Biomet Holdings, Inc.	598,880
		3,568,623
	OFFICE REIT - 0.2%
4,390	Boston Properties, Inc.	213,661

	OIL & GAS PRODUCERS - 3.3%
17,664	Coterra Energy, Inc.	410,688

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	OIL & GAS PRODUCERS - 3.3% (Continued)
14,824	Exxon Mobil Corporation	$1,514,717
6,223	Murphy Oil Corporation	216,560
16,770	TotalEnergies S.E. - ADR	944,151
		3,086,116
	OIL & GAS SERVICES & EQUIPMENT - 1.8%
9,500	ChampionX Corporation	239,970
5,909	Helmerich & Payne, Inc.	182,470
29,718	Schlumberger Ltd	1,272,822
		1,695,262
	REAL ESTATE INVESTMENT TRUSTS - 0.5%
14,610	Americold Realty Trust, Inc.	428,073

	REAL ESTATE SERVICES - 0.5%
7,411	CBRE Group, Inc., Class A(a)	555,232

	RETAIL - CONSUMER STAPLES - 0.6%
17,026	Sprouts Farmers Market, Inc.(a)	588,419

	RETAIL - DISCRETIONARY - 1.0%
11,838	TJX Companies, Inc. (The)	909,040

	RETAIL REIT - 0.3%
16,306	Kimco Realty Corporation	299,704

	SEMICONDUCTORS - 9.9%
11,581	Advanced Micro Devices, Inc.(a)	1,368,990
7,729	Applied Materials, Inc.	1,030,276
1,708	Broadcom, Inc.	1,379,996
6,001	Entegris, Inc.	631,605
2,102	Lam Research Corporation	1,296,303
4,097	Micron Technology, Inc.	279,415
7,689	NVIDIA Corporation	2,909,056
4,027	Skyworks Solutions, Inc.	416,835
		9,312,476

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	SOFTWARE - 10.4%
7,480	Akamai Technologies, Inc.(a)	$689,058
1,768	ANSYS, Inc.(a)	572,107
5,675	Black Knight, Inc.(a)	327,902
8,693	Microsoft Corporation	2,854,693
9,857	Oracle Corporation	1,044,251
2,646	ServiceNow, Inc.(a)	1,441,488
3,795	Snowflake, Inc.(a)	627,541
1,608	Synopsys, Inc.(a)	731,576
4,547	VMware, Inc., Class A(a)	619,711
3,881	Workday, Inc., Class A(a)	822,733
		9,731,060
	SPECIALTY FINANCE - 1.7%
10,088	Air Lease Corporation	383,546
5,115	American Express Company	811,034
3,060	GATX Corporation	363,865
		1,558,445
	SPECIALTY REIT - 0.3%
13,579	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	319,514

	STEEL - 0.4%
3,915	Steel Dynamics, Inc.	359,789

	TECHNOLOGY HARDWARE - 4.0%
15,164	Apple, Inc.	2,687,818
3,415	Arrow Electronics, Inc.(a)	432,476
6,770	Ciena Corporation(a)	316,430
5,198	Lumentum Holdings, Inc.(a)	274,974
		3,711,698
	TECHNOLOGY SERVICES - 3.0%
2,251	Broadridge Financial Solutions, Inc.	330,267
3,525	Global Payments, Inc.	344,357
3,947	PayPal Holdings, Inc.(a)	244,675
8,736	Visa, Inc., Class A	1,930,918
		2,850,217

See accompanying notes to financial statements.

STERLING CAPITAL DIVERSE MULTI-MANAGER ACTIVE ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	TELECOMMUNICATIONS - 1.0%
27,008	Verizon Communications, Inc.	$962,295

	TIMBER REIT - 0.7%
19,732	Weyerhaeuser Company	565,519

	TRANSPORTATION & LOGISTICS - 0.4%
11,924	CSX Corporation	365,709

	TRANSPORTATION EQUIPMENT - 1.4%
3,660	Cummins, Inc.	748,141
6,470	Westinghouse Air Brake Technologies Corporation	599,316
		1,347,457
	WHOLESALE - CONSUMER STAPLES - 0.3%
4,510	Sysco Corporation	315,475

	WHOLESALE - DISCRETIONARY - 0.5%
8,159	LKQ Corporation	430,387

	TOTAL COMMON STOCKS (Cost $89,974,107)	91,121,157

	TOTAL INVESTMENTS - 97.1% (Cost $89,974,107)	$91,121,157
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.9%	2,709,797
	NET ASSETS - 100.0%	$93,830,954

ADR	- American Depositary Receipt

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

See accompanying notes to financial statements.

Sterling Capital ETFs
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2023

	Sterling Capital Focus Equity ETF	Sterling Capital Diverse Multi- Manager Active ETF
ASSETS
Investment securities:
Securities at Cost	$64,559,473	$89,974,107
Securities at Value	$59,261,879	$91,121,157
Cash	25,571	4,022,906
Receivable for securities sold	—	1,399,607
Receivable for Fund shares sold	—	619,950
Dividends receivable	18,263	126,034
TOTAL ASSETS	59,305,713	97,289,654

LIABILITIES
Payable for securities purchased	—	3,413,868
Investment advisory fee payable	45,128	44,832
TOTAL LIABILITIES	45,128	3,458,700
NET ASSETS	$59,260,585	$93,830,954

Net Assets Consist of:
Paid in capital	$72,336,673	$101,290,860
Accumulated deficit	(13,076,088)	(7,459,906)
NET ASSETS	$59,260,585	$93,830,954

Net Asset Value Per Share:
Net Assets	$59,260,585	$93,830,954
Shares of beneficial interest outstanding (a)	2,450,000	4,075,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$24.19	$23.03

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Sterling Capital ETFs
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2023

	Sterling Capital Focus Equity ETF	Sterling Capital Diverse Multi- Manager Active ETF
INVESTMENT INCOME
Dividends (net of $117 and $3,008 foreign withholding taxes, respectively)	$134,064	$1,904,719

EXPENSES
Investment advisory fees	320,278	606,087

NET INVESTMENT INCOME (LOSS)	(186,214)	1,298,632

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(3,820,722)	(6,699,418)
Net realized gain on in-kind transactions	725,354	—
Net change in unrealized appreciation (depreciation) on investments	11,020,245	(1,435,418)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,924,877	(8,134,836)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,738,663	$(6,836,204)

See accompanying notes to financial statements.

Sterling Capital ETFs
STATEMENTS OF CHANGES IN NET ASSETS

	Sterling Capital Focus Equity ETF

	For the	For the
	Year Ended	Year Ended
	May 31, 2023	May 31, 2022
FROM OPERATIONS:
Net investment loss	$(186,214)	$(131,900)
Net realized loss on investment transactions	(3,820,722)	(3,880,406)
Net realized gain from in-kind transactions	725,354	—
Net change in unrealized appreciation (depreciation) on investments	11,020,245	(17,417,201)
Net increase (decrease) in net assets resulting from operations	7,738,663	(21,429,507)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	5,673,196	54,935,654
Payments for shares redeemed	(7,286,438)	(1,748,261)
Transaction Fees (Note 5)	4,750	—
Net increase (decrease) in net assets from shares of beneficial interest	(1,608,492)	53,187,393

TOTAL INCREASE IN NET ASSETS	6,130,171	31,757,886

NET ASSETS:
Beginning of Year	53,130,414	21,372,528
End of Year	$59,260,585	$53,130,414

SHARE ACTIVITY
Shares Sold	275,000	1,825,000
Shares Redeemed	(350,000)	(75,000)
Net increase (decrease) in shares of beneficial interest outstanding	(75,000)	1,750,000

See accompanying notes to financial statements.

Sterling Capital ETFs
STATEMENTS OF CHANGES IN NET ASSETS

	Sterling Capital Diverse Multi-Manager Active ETF

	For the	For the
	Year Ended	Period Ended
	May 31, 2023	May 31, 2022*
FROM OPERATIONS:
Net investment income	$1,298,632	$620,020
Net realized loss on investment transactions	(6,699,418)	(2,350,590)
Net change in unrealized appreciation (depreciation) on investments	(1,435,418)	2,582,468
Net increase (decrease) in net assets resulting from operations	(6,836,204)	851,898

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions paid	(1,423,600)	(52,000)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	1,749,675	99,539,685
Transaction Fees (Note 5)	1,500	—
Net increase in net assets from shares of beneficial interest	1,751,175	99,539,685

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,508,629)	100,339,583

NET ASSETS:
Beginning of Period	100,339,583	—
End of Period	$93,830,954	$100,339,583

SHARE ACTIVITY
Shares Sold	75,000	4,000,000
Net increase in shares of beneficial interest outstanding	75,000	4,000,000

*	Sterling Capital Diverse Multi-Manager Active ETF commenced operations on December 13, 2021.

See accompanying notes to financial statements.

Sterling Capital ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Sterling Capital Focus Equity ETF
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	May 31, 2023	May 31, 2022	May 31, 2021 *

Net asset value, beginning of period	$21.04	$27.58	$25.00

Activity from investment operations:
Net investment loss (1)	(0.07)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	3.22	(6.46)	2.61
Total from investment operations	3.15	(6.54)	2.58

Net asset value, end of period	$24.19	$21.04	$27.58

Market price, end of period	$24.21	$21.02	$27.60

Total return (3)	14.97%	(23.71)%	10.32	% (2)

Net assets, end of period (000s)	$59,261	$53,130	$21,373

Ratio of gross expenses to average net assets	0.59%	0.59%	0.59	% (4)

Ratio of net expenses to average net assets	0.59%	0.59%	0.59	% (4)

Ratio of net investment loss to average net assets	(0.34)%	(0.29)%	(0.14	)% (4)

Portfolio Turnover Rate (5)	19%	39%	32	% (2)

*	The Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

See accompanying notes to financial statements.

Sterling Capital ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Sterling Capital Diverse Multi-Manager Active ETF
	For the	For the
	Year Ended	Period Ended
	May 31, 2023	May 31, 2022 *

Net asset value, beginning of period	$25.08	$25.00

Activity from investment operations:
Net investment income (1)	0.32	0.16
Net realized and unrealized loss on investments (2)	(2.01)	(0.07)
Total from investment operations	(1.69)	0.09

Less distributions from:
Net investment income	(0.36)	(0.01)

Net asset value, end of period	$23.03	$25.08

Market price, end of period	$23.07	$25.10

Total return (4)	(6.76)%	0.37	% (3)

Net assets, end of period (000s)	$93,831	$100,340

Ratio of gross expenses to average net assets	0.65%	0.65	% (5)

Ratio of net expenses to average net assets	0.65%	0.65	% (5)

Ratio of net investment income to average net assets	1.39%	1.35	% (5)

Portfolio Turnover Rate (6)	114%	107	% (3)

*	The Sterling Capital Diverse Multi-Manager Active ETF commenced operations on December 13, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(3)	Not annualized.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Annualized.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

See accompanying notes to financial statements.

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS
May 31, 2023

1.	ORGANIZATION

The Sterling Capital Focus Equity ETF and the Sterling Capital Diverse Multi-Manager Active ETF (each a “Fund” and collectively the “Funds”) are each a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund’s investment objective is long-term capital appreciation. The Sterling Capital Focus Equity ETF commenced operations on August 26, 2020 and the Sterling Capital Diverse Multi-Manager Active ETF commenced operations on December 13, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Security Valuation – The Funds record their investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

The Funds may invest in portfolios of open-end or closed -end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange -traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2023 for the Funds’ investments measured at fair value:

Sterling Capital Focus Equity ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$59,261,879	$—	$—	$59,261,879
Total	$59,261,879	$—	$—	$59,261,879

Sterling Capital Diverse Multi-Manager Active ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$91,121,157	$—	$—	$91,121,157
Total	$91,121,157	$—	$—	$91,121,157

The Funds did not hold any Level 2 or 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for each Fund. Distributable net realized capital gains, if any, are declared and distributed annually for each Fund. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or NAV per share of the Fund.

Federal Income Tax – The Funds comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to the uncertain tax positions taken on returns filed for open tax years of May 31, 2021, through May 31, 2022 or expected to be taken on the Funds’ May 31, 2023 year-end tax return. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended May 31, 2023, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which there is reasonable possibility that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than in-kind transactions, short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Sterling Capital Focus Equity ETF	$10,504,137	$10,651,010
Sterling Capital Diverse Multi-Manager Active ETF	103,964,409	104,747,253

For the year ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to the following:

Fund	Purchases	Sales
Sterling Capital Focus Equity ETF	$5,650,692	$7,255,284
Sterling Capital Diverse Multi-Manager Active ETF	1,652,603	—

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sterling Capital Management LLC (the “Adviser”) serves as the Funds’ investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds, manages each Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets for the Sterling Capital Focus Equity ETF and 0.65% of the Fund’s average daily net assets for the Sterling Capital Diverse Multi-Manager Active ETF. For the year ended May 31, 2023, the Sterling Capital Focus Equity ETF incurred $320,278 in advisory fees and the Sterling Capital Diverse Multi-Manager Active ETF incurred $606,087 in advisory fees. Boston Common Asset Management, LLC, GQG Partners LLC and EARNEST Partners, LLC serve as the investment sub -advisers for the Sterling Capital Diverse Multi-Manager Active ETF (collectively the “Sub-Advisers”). Under the terms of such agreements, the Sub-Advisers receive customary fees from the Adviser.

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds. The Trust, with respect to the Funds, has adopted the Trust’s ETF Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”), which allows the Funds to pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. As of May 31, 2023, the Plan has not been activated. For the year ended May 31, 2023, the Funds did not incur any distribution fees.

The Adviser’s unitary management fee is designed to pay each Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, but not payments under the Fund’s 12b-1 plan, brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Funds may invest, and extraordinary or non-recurring expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not the Funds’ shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

Ultimus Fund Services, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration and fund accounting services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the year ended May 31, 2023, the independent Trustees received fees in the amount of $10,885 and $11,274, for the Sterling Capital Focus Equity ETF and the Sterling Capital Diverse Multi-Manager Active ETF, respectively, paid by the Adviser.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Funds on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, each Fund generally imposes transaction fees on purchases and redemptions of the Fund’s shares to cover the custodial and other costs incurred by the Fund in effecting trades, which is payable to the custodian (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash -in-lieu are required to pay an additional variable charge to compensate the Fund and their ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Funds are listed in the table below:

	Fee for In-Kind and Cash	Maximum Additional Variable
Fund	Purchases	Charge for Cash Purchases*
Sterling Capital Focus Equity ETF	$250	2.00%
Sterling Capital Diverse Multi-Manager Actice ETF	$500	2.00%

*	As a percentage of the amount invested.

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2023, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Sterling Capital Focus Equity ETF	$64,582,402	$2,871,014	$(8,191,537)	$(5,320,523)
Sterling Capital Diverse Multi-Manager Active ETF	90,464,683	8,345,876	(7,689,402)	656,474

7.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended May 31, 2023 and the fiscal year ended May 31, 2022 were as follows:

For the year/period ended May 31, 2023
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Sterling Capital Focus Equity ETF	$—	$—	$—	$—
Sterling Capital Diverse Multi-Manager Active ETF	1,423,600	—	—	1,423,600

For the year/period ended May 31, 2022
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Sterling Capital Focus Equity ETF	$—	$—	$—	$—
Sterling Capital Diverse Multi-Manager Active ETF	52,000	—	—	52,000

As of May 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	and	Carry	Book/Tax	Appreciation	Accumulated
Fund	Income	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings (Deficit)
Sterling Capital Focus Equity ETF	$—	$(1,248,221)	$(6,507,344)	$—	$(5,320,523)	$(13,076,088)
Sterling Capital Diverse Multi-Manager Active ETF	407,526	(1,081,524)	(7,442,382)	—	656,474	(7,459,906)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Sterling Capital Focus Equity ETF incurred and elected to defer such late year losses of $70,671.

STERLING CAPITAL ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2023

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
Sterling Capital Focus Equity ETF	$1,177,550
Sterling Capital Diverse Multi-Manager Active ETF	1,081,524

At May 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total
Sterling Capital Focus Equity ETF	$5,269,816	$1,237,528	$6,507,344
Sterling Capital Diverse Multi-Manager Active ETF	7,442,382	—	7,442,382

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and tax adjustments for transfers in kind and adjustments for prior year tax returns resulted in reclassifications for the Fund for the fiscal period ended May 31, 2023 as follows:

		Accumulated
Fund	Paid In Capital	Earnings (Losses)
Sterling Capital Focus Equity ETF	$286,354	$(286,354)
Sterling Capital Diverse Multi-Manager Active ETF	—	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sterling Capital Focus Equity ETF and Sterling Capital Diverse Multi-Manager Active ETF and Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sterling Capital Focus Equity ETF and Sterling Capital Diverse Multi-Manager Active ETF (the “Funds”), each a series of Northern Lights Fund Trust IV, as of May 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Sterling Capital Focus Equity ETF	For the year ended May 31, 2023	For the years ended May 31, 2023 and 2022	For the years ended May 31, 2023, 2022, and for the period from August 26, 2020 (commencement of operations) through May 31, 2021
Sterling Capital Diverse Multi-Manager Active ETF	For the year ended May 31, 2023	For the year ended May 31, 2023 and for the period from December 13, 2021 (commencement of operations) through May 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Sterling Capital Management LLC since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

July 28, 2023

STERLING CAPITAL ETFs
EXPENSE EXAMPLE (Unaudited)
May 31, 2023

As a shareholder of each Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual” line in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $ 8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sterling Capital Focus Equity ETF

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period
	11/30/22	5/31/23	Ratio	11/30/22-5/31/23*
Actual
	$1,000.00	$1,137.80	0.59%	$3.14
Hypothetical (5% return before expenses)
	$1,000.00	$1,021.99	0.59%	$2.97

Sterling Capital Diverse Multi-Manager Active ETF

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period
	11/30/22	5/31/23	Ratio	11/30/22-5/31/23*
Actual
	$1,000.00	$962.30	0.65%	$3.18
Hypothetical (5% return before expenses)
	$1,000.00	$1,021.69	0.65%	$3.28

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

For more information about current performance, holdings, or historical premiums/discounts, please visit the Funds’ website at https://sterlingcapital.com/etf/.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

Renewal of the Investment Advisory Agreement with Sterling Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 24, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Sterling Advisory Agreement”) between Sterling Capital Management, LLC (“Sterling”) and the Trust, with respect to Sterling Capital Focus Equity ETF (“Sterling FE”) and Sterling Capital Diverse Multi-Manager Active ETF (“Sterling DMM” and collectively, the “Sterling ETFs”). In considering the renewal of the Sterling Advisory Agreement, the Board received materials specifically relating to the Sterling Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the Sterling Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sterling Advisory Agreement on behalf of Serling FE and Sterling DMM and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the Sterling Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the responsibilities and business experience of the key professionals at Sterling that were providing advisory services to the Sterling ETFs. The Board remembered there was an addition of a compliance manager to the team in September 2022 and noted his extensive experience in the compliance industry. The Trustees noted that Mr. Ducharme currently served as the sole portfolio manager for Sterling FE and there was an addition of a co-portfolio manager for Sterling DMM who had extensive equity asset management and portfolio management experience. The Board acknowledged that there were no material changes to the services provided by Sterling for Sterling FE since the last review and that Sterling continued to manage Sterlig FE’s investments, providing research and administrative services. The Board discussed Sterling’s responsibilities for Sterling DMM, which included ongoing sub-adviser diligence, asset allocation, daily portfolio management, trading duties and compliance oversight. The Board remarked that Sterling reported no data security incidents or compliance issues since the approval of the advisory agreement. The Board reviewed the portfolio management services Sterling delegated to its three sub-advisers for Sterling DMM and acknowledged Sterling’s satisfaction with the sub-advisers and their performance and reporting. The Board reviewed the policies and factors considered regarding the selection of broker-dealers for portfolio transactions. The Board observed that Sterling did not have any regulatory examination or investigation or any litigation or administrative action since the approval of the advisory agreement. The Board concluded that it could expect Sterling to continue providing high quality services to the Sterling ETFs and its shareholders.

Performance.

Sterling Capital Focus Equity ETF (“Sterling FE”)—The Board noted that Sterling FE slightly underperformed the Russell 1000 Growth Total Return Index by 1.28% over the 1-year period ended January 31, 2023 because of changes in macro conditions, including rising interest rates and

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

geopolitical uncertainty. The Board acknowledged Sterling’s intention to not adjust the investment process due to the belief that it had an opportunity to outperform the benchmark overtime. The Board noted Sterling FE’s high measure of risk-adjusted returns compared to its peer group and Morningstar category, with its Sharpe Ratio, a measure of risk-adjusted returns, ranking of 8th and 35th percentile, respectively, implying a strong risk-adjusted return profile. The Board concluded that Sterling FE’s returns were satisfactory.

Sterling Capital Diverse Multi-Manager Active ETF (“Sterling DMM”)—The Board observed that Sterling DMM outperformed the Russell Growth Total Return 1000 Index during the February 1, 2022 through January 31, 2023 period. For the 1-year period, Sterling DMM had -1.25% net returns compared to -5.10%, -6.31% and -16.02% of its peer group median, Morningstar category median and index, respectively. The Board noted that stock selection and sector allocation made a positive impact on relative performance. The Board acknowledged that the Sterling DMM’s performance was positive over the since inception period although it was slightly behind the peer group median due to high tracking error during the period. The Board concluded that Sterling had provided reasonable returns for Sterling DMM’s shareholders.

Fees and Expenses. The Board compared each Sterling ETF’s advisory fee and net expense ratio with its peer group and Morningstar category. The Board concluded in each case that Sterling’s advisory fee was not unreasonable.

Sterling FE—The Board noted that Sterling FE’s advisory fee of 0.59% and net expense ratio of 0.59% was below the Morningstar category averages of 0.64% and 0.68%, respectively, and peer group average of 0.66% and 0.82%, respectively.

Sterling DMM—The Board observed that Sterling DMM’s advisory fee of 0.65% was higher than its peer group average of 0.61% and its Morningstar category average of 0.51%. Sterling DMM’s expense ratio of 0.65% was lower than its peer group average of 0.66% and higher than its Morningstar category average of 0.51%. The Board considered Sterling’s explanation that the continued use of the multi-manager approach and Sterling DMM’s allocation to each manager could provide additional capital for the firms that can be used to make investments in their business.

Profitability. The Board reviewed the profitability analysis provided by Sterling for each of the Sterling ETFs. The Board observed that Sterling was operating at a loss with respect to both the Sterling ETFs. The Board determined that excessive profitability was not an issue for Sterling with respect to any Sterling ETF as this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Sterling ETFs. The Board noted that Sterling had indicated a willingness to monitor expense run rates and to continue to evaluate the appropriateness of breakpoints when a Sterling ETF reached higher asset levels. The Board agreed to monitor and revisit the issue at the appropriate time.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Conclusion. Having requested such information from Sterling as the Board believed to be reasonably necessary to evaluate the terms of the Sterling Advisory Agreement, and with the advice of independent counsel, the Board determined that renewal of the Sterling Advisory Agreement with Sterling was in the best interests of the Sterling ETFs and their shareholders.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Renewal of Investment Sub-Advisory Agreement between Sterling Capital Management, LLC and GQG Partners LLC

In connection with the Meeting, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement between Sterling Capital Management and GQG Partners LLC (“GQG”) with respect to Sterling DMM (the “GQG Sub-Advisory Agreement”). In considering the renewal of the GQG Sub-Advisory Agreement, the Board received materials specifically relating to the GQG Sub-Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the GQG Sub-Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the GQG Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the GQG Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Board reviewed the key personnel servicing Sterling DMM providing investment modeling and research and related services with respect to one sleeve of Sterling DMM’s assets. The Board noted the services GQG provided, including bottom-up fundamental research, providing a model portfolio daily and conducting quarterly performance analysis. The Board reviewed GQG’s compliance policies and procedures and its adequate cybersecurity protocols and testing. The Board further noted that there no material compliance since the last renewal of the sub-advisory agreement. The Board observed that GQG was in the process of responding to a non-routine request letter from the SEC requesting information and documentation relating to variety of subjects. The Board noted that there had not been any material litigation or administrative action involving GQG. The Board concluded that GQG would continue to provide satisfactory quality of services for Sterling DMM.

Performance. The Board reviewed the data regarding the performance of the portion of Sterling DMM sub-advised by GQG as reported by GQG and noted that the sleeve managed by Sterling with GQG’s input had outperformed its benchmark, Russell Top 200 Growth Index, since inception. The Board commented that it had a gross annualized return of -1.00% in the 1-year period ended January 31, 2023 and -2.11% since inception whereas the index’s net annualized returns was -17.64% and -22.33%, respectively. After further discussion, the Board concluded that sub-advisory services provided by GQG were in line with the adviser’s and the Board’s expectations.

Fees and Expenses. The Board noted that the sub-advisory fee of 0.25% was lower than the range of sub-advisory fees for GQG’s other accounts reported, which was 0.27% to 0.45%. The Board concluded that the sub-advisory fee payable to GQG was not unreasonable.

Profitability. The Board noted that GQG was sub-advising Sterling DMM at a net loss and that GQG would receive no other compensation from either Sterling DMM or the adviser except the sub-

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

advisory fee earned pursuant to the GQG Sub-Advisory Agreement payable by the adviser. The Board noted that excessive profitability was not an issue for GQG at this time.

Economies of Scale. The Board considered whether GQG had realized economies of scale with respect to the sub-advisory services provided to Sterling DMM. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board noted that consideration of economies of scale would be revisited to the extent assets of Sterling DMM grew significantly.

Conclusion. Having requested and received such information from GQG as the Board believed to be reasonably necessary to evaluate the terms of the GQG Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee structure was not unreasonable and that renewal of the GQG Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of Sterling DMM.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Renewal of Investment Sub-Advisory Agreement between Sterling Capital Management, LLC and Boston Common Asset Management, LLC

In connection with the Meeting, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement between Sterling Boston Common Asset Management, LLC (“BCAM”) with respect to Sterling DMM (the “BCAM Sub-Advisory Agreement”). In considering the renewal of the BCAM Sub-Advisory Agreement, the Board received materials specifically relating to the BCAM Sub-Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the BCAM Sub-Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the BCAM Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the BCAM Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the responsibilities and experiences of the key personnel at BCAM who were providing investment modeling and research and related services with respect to one sleeve of Sterling DMM’s assets. The Board acknowledged that BCAM provided Sterling DMM model holdings and transactions, daily conducted research through its proprietary databases that reflected the ESG characteristics of global companies and its ESG research process to form an understanding of corporate performance. The Board further noted that Sterling DMM’s investment limitations were programmed into BCAM’s compliance engine that has stringent restrictions. The Board noted that BCAM had no material compliance issues and was not subject to regulatory examinations or material litigation. The Board concluded that it could expect BCAM to continue providing satisfactory services to Sterling DMM and its shareholders.

Performance. The Board commented that the sleeve of Sterling DMM managed by Sterling with BCAM’s input outperformed its indices, Russell Top 200 Value TR USD Index and Russell 100 Value TR USD Index, over the 1-year period ended January 31, 2023 with a 0.93% annualized return compared to the -0.28% and -0.43% annualized return of its indices, respectively. The Board observed that Sterling DMM outperformed the Russell 1000 Value TR USD Index by .016% and underperformed the Russell Top 200 Value TR USD by 0.95% over the since inception period of December 31, 2021. The Board determined that BCAM’s return was in line with the Board’s expectations.

Fees and Expenses. The Board observed that BCAM’s sub-advisory fee of 0.28% was below the average of BCAM’s fee for its other accounts of 0.65%. The Board noted that BCAM did not receive payments from Sterling DMM in addition to the sub-advisory fees and that BCAM used soft dollars to obtain research and its investment process. The Board concluded that the sub-advisory fee was not unreasonable.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Profitability. The Board reviewed a profitability analysis provided by BCAM and observed that BCAM was sub-advising Sterling DMM at a loss. The Board determined that excessive profitability was not an issue for BCAM at this time.

Economies of Scale. The Board considered whether BCAM had realized economies of scale with respect to the sub-advisory services provided to Sterling DMM. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that it was unlikely that BCAM was benefitting from any material economies of scale.

Conclusion. Having requested such information from BCAM as the Board believed to be reasonably necessary to evaluate the terms of the BCAM Sub-Advisory Agreement, and with the advice of independent counsel, the Board determined that renewal of the BCAM Sub-Advisory Agreement between Sterling and BCAM was in the best interests of Sterling DMM and its shareholders.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Renewal of Investment Sub-Advisory Agreement between Sterling Capital Management, LLC and EARNEST Partners, LLC

In connection with the Meeting, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement between Sterling Capital Management and EARNEST Partners, LLC (“EP”) with respect to Sterling DMM (the “EPSub-Advisory Agreement”). In considering the renewal of the EP Sub-Advisory Agreement, the Board received materials specifically relating to the EP Sub-Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the EP Sub-Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the EP Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the EP Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Board reviewed the responsibilities and experiences of the key personnel at EP providing investment modeling and research and related services with respect to one sleeve of DMM’s assets. The Board noted that EP provided continuous supervision of assets, including the composition of the model portfolio, compliance with investment policies and purchase and sale recommendation of securities. The Board acknowledged the cybersecurity policies, training and drills implemented by EP and that there were no material data security or compliance issues, as well as no regulatory examinations or material litigation. The Board further noted that the adviser performed a due diligence review and remarked that it was satisfied with EP’s financial condition. The Board concluded that the nature, overall quality and extent of investment sub-advisory services provided to Sterling DMM was satisfactory and that EP provided quality services to Sterling DMM, its shareholders and to the adviser.

Performance. The Board commented that the sleeve of DMM managed by Sterling with EP’s input outperformed its benchmark, Russell Midcap Index, for the 1-year period ended January 31, 2023 and since inception period. Sterling DMM’s model portfolio, U.S. Mid-Cap Core Model Portfolio, had an annualized return of -2.60% and -4.89% compared to the -3.33% and -8.71% of its benchmark over the 1-year period and since inception period, respectively. The Board concluded that EP provided sub-advisory services in line with the adviser’s and the Board’s expectations.

Fees and Expenses. The Board noted the EP sub-advisory fee of 0.37% was below the fees for EP’s other accounts, of which 0.45% was the lowest, and no other payments were made to EP in addition to the sub-advisory fees. The Board concluded that the sub-advisory fee payable to EP was not unreasonable.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Profitability. The Board reviewed EP’s profitability analysis in the Meeting Materials and concluded that EP’s profitability from its relationship with Sterling DMM was not excessive in light of the services provided by EP.

Economies of Scale. The Board considered whether EP had realized economies of scale with respect to the sub-advisory services provided to Sterling DMM. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board noted that consideration of economies of scale would be revisited to the extent assets of Sterling DMM grew significantly.

Conclusion. Having requested and received such information from EP as the Board believed to be reasonably necessary to evaluate the terms of the EP Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee structure was not unreasonable and that renewal of the EP Sub-Advisory Agreement was in the best interests of the Trust and the shareholders of Sterling DMM.

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees***

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013).
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Associates Inc. (since December 2022); and Founder and President, TTS Consultants, LLC (financial services) (since 2010).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

5/31/23 – NLFT IV_v2

STERLING CAPITAL ETFs
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2023

Interested Trustee, Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang*** 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	Trustee since 2023, President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager (2018-2022), Legal Administration), Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Vice President, Head of Compliance (since 2023 ); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 - 2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2023, the Trust was comprised of 33 [other] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Ms. Wang is an interested Trustee because she is also an officer of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-637-7798.

5/31/23 – NLFT IV_v2

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Sterling Capital Management LLC
4350 Congress Street, Suite 1000
Charlotte, NC 28209

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

SCFETF-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $26,000

2022 – $13,000

(b)	Audit-Related Fees

2023 – None

2022 – None

(c)	Tax Fees

2023 - $7,000

2022 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022      2023

Audit-Related Fees:       0.00%   0.00%

Tax Fees:                      0.00%   0.00%

All Other Fees:              0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $7,000

2022 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Joseph Breslin, Thomas Sarkany and Charles Ranson.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/2/23